EXHIBIT 10.11

                               AMENDMENT NO. 5 TO
                           REVOLVING CREDIT AGREEMENT


          THIS AMENDMENT NO. 5 TO REVOLVING CREDIT AGREEMENT dated as of January 14, 1997 (the "Fifth Amendment") amends that certain Revolving Credit Agreement dated as of November 12, 1992 (the "Original Agreement") by and among Worldtex, Inc. (as successor to Willcox & Gibbs, Inc.) (the "Borrower"), the Banks party thereto, and NationsBank, N.A. (as successor to NationsBank of North Carolina, N.A.) ("NationsBank") in its capacity both as the Agent for the Banks (in such capacity, the "Agent") and as a Bank, as previously amended by Amendment No. 1 to Revolving Credit and Term Loan Agreement dated as of January 15, 1993 (the "First Amendment"); Amendment No. 2 to Revolving Credit and Term Loan Agreement dated as of September 30, 1993 (the "Second Amendment"); Amendment No. 3 to Revolving Credit and Term Loan Agreement dated as of July 15, 1994 (the "Third Amendment") and Amendment No. 4 to Revolving Credit Agreement dated as of June 13, 1996 (the "Fourth Amendment"). The Original Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, is hereinafter collectively referred to as the "Agreement".

          Unless otherwise defined in this Fifth Amendment, terms used but not otherwise defined herein shall have the meaning set forth in the Agreement. In accordance with Section 8.01 of the Agreement, the Borrower, the Banks and the Agent hereby agree to amend the Agreement as follows:

               1. Section 1.1 of the Agreement is hereby amended to by deleting the definitions set forth below and restating them as follows:

                    "Required  Banks"  means as of any date,  a Bank or Banks on such date having Credit Exposures (as defined below) aggregating at least 57%, if there are then at least three Banks, or 75%, if there are then fewer than three Banks, of the aggregate Credit Exposures of all the Banks. For purposes of the preceding sentence, the amount of the "Credit Exposure" of each Bank as of any date shall be equal to the aggregate principal amount of the Advances plus the aggregate unutilized amounts of such Bank's Commitment as of such date plus the amount of such Bank's share of the aggregate undrawn stated amount of outstanding Letters of Credit and of the reimbursement obligations thereunder as of such date plus such Bank's share of outstanding drafts created as Banker's Acceptances by NationsBank as of such date; provided that, if any Bank shall have failed to pay to NationsBank its share of any drawing under any Letter of Credit or under any Advance made with respect to Banker's Acceptances as provided in Subsection 2.01(c)(vi) such Bank's Credit Exposure attributable to such Letter of Credit and Banker's Acceptance shall be deemed to be held by NationsBank for purposes of this definition

                    "Termination  Date" means, with respect to the Extensions of
               Credit, the earliest to occur of (a) May 31, 1999, or (b) the date of the termination in whole of the Commitments pursuant to Sections 2.03 or 6.01.

               2. Section 5.02(h) of the Agreement is hereby amended by adding the following as clause (xv) and renumbering existing clause (xv) to become (xvi):

                    ", (xv) loans, advances, indebtedness or other contributions associated with joint ventures in India and China in an aggregate amount not to exceed at any time $5,000,000, and"

               3. Section 5.02(q) of the Agreement is hereby deleted in its entirety and replaced with the following:

                    "(q) Consolidated  Adjusted Net Worth.  Permit  Consolidated
               Adjusted Net Worth to be less than the sum of (i) $70,000,000 plus (ii) 50% of Consolidated Net Income for each fiscal quarter ending after December 31, 1993; provided, however, it is understood and agreed that Consolidated Net Income will be deemed to be $0 for purposes of this calculation for any fiscal quarter in which Consolidated Net Income of the Borrower is a negative number."

               4. Section 5.02(r) of the Agreement is hereby deleted in its entirety and replaced with the following:

                    "(r) Consolidated Capital Expenditures.  Permit Consolidated
               Capital Expenditures made during any fiscal year to exceed $16,000,000."

               5. Fees and Expenses. The Borrower shall pay all reasonable legal fees and out-of-pocket expenses (including, without limitation, the reasonable legal fees and expenses of Moore & Van Allen, PLLC, special counsel to NationsBank) incurred by each Bank in connection with the execution, delivery and enforcement of this Fifth Amendment.

               6. Miscellaneous.
                  --------------

                  (a) This Fifth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when taken together shall constitute one and the same agreement.

                  (b) Except as specifically amended hereby, the Agreement shall continue in full force and effect in accordance with its terms, and the Agreement, as amended hereby, is ratified and confirmed in all respects by the undersigned.

                  (c) This Fifth Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, the parties have caused this Fifth Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.


                                 WORLDTEX, INC.


                                 By:
                                       -----------------------------------------
                                 Name:
                                       -----------------------------------------
                                 Title:
                                       -----------------------------------------


COMMITTED AMOUNT:                NATIONSBANK, N.A., as a Bank and as Agent
-----------------


$15,000,000                      By:
                                       -----------------------------------------
                                 Name:
                                       -----------------------------------------
                                 Title:
                                       -----------------------------------------


                                 BANK OF AMERICA ILLINOIS


$15,000,000                      By:
                                       -----------------------------------------
                                 Name:
                                       -----------------------------------------
                                 Title:
                                       -----------------------------------------


                                 BANQUE NATIONALE DE PARIS,
                                 HOUSTON AGENCY


$5,000,000                       By:
                                       -----------------------------------------
                                 Name:
                                       -----------------------------------------
                                 Title:
                                       -----------------------------------------